Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	READ IT ON THE WEB
Paul Goldberg	www.dovercorporation.com
Vice President - Investor Relations
(212) 922-1640

DOVER REALIGNS BUSINESS SEGMENTS AND ANNOUNCES
EXECUTIVE APPOINTMENTS TO SUPPORT GROWTH STRATEGY

Four Segment Structure Organized by End-Market to
Enhance Focus, Drive Growth and Leverage Scale

Downers Grove, IL, November 30, 2011 – Dover Corporation (NYSE: DOV) today announced that the company has realigned into four business segments organized around its key end-markets. Supporting this realignment, the company also announced, effective immediately, the promotions of Jeffrey Niew and John Hartner. The realignment will allow the segments to better focus on end-market growth strategies and capital deployment, while continuing to leverage their scale to capture operational efficiencies. The new structure will also facilitate clearer measurement and benchmarking against other companies in similar end-markets.

The four segments are as follows:

Communication Technologies. With leading positions in the handset and hearing aid component markets, Communication Technologies will benefit from the continuing growth in personal communications. With forecasted 2011 full-year revenue of approximately $1.3 billion, the segment is focused on expanding its leadership position in the wireless communication and medical device markets. Jeffrey Niew, formerly an Executive Vice President in Electronic Technologies, has been appointed President and CEO of Communication Technologies.

Energy. Energy is focused on strong global trends in oil & gas drilling, production and downstream activities, including a significant position in artificial lift technologies. The Energy segment has forecasted 2011 full-year revenue of approximately $1.9 billion. Bill Spurgeon will serve as President and CEO of the Energy segment.

Engineered Systems. Comprised of two platforms, Fluid Solutions and Refrigeration & Industrial, Engineered Systems has forecasted 2011 full-year revenue of approximately $3.3 billion. Fluid Solutions will be focused on the global pump and fluid handling markets, while Refrigeration & Industrial will look to enhance Dover’s strong positions in refrigeration systems and other industrial equipment. Tom Giacomini will serve as President and CEO of Engineered Systems.

Printing & Identification. Focused on expanding its printing deposition technology beyond core fast-moving consumer goods and electronics markets, Printing & Identification will benefit from growing consumerism in developing economies. The segment has forecasted 2011 full-year revenue of approximately $1.6 billion. John Hartner, formerly Executive Vice President of Engineered Systems, has been appointed President and CEO of Printing & Identification.

Commenting on this announcement, Robert A. Livingston, Dover’s President and Chief Executive Officer, said, “Our new segment structure sharpens our focus around end-markets, positions us to execute segment strategies, and strengthens our ability to gain efficiencies and leverage across Dover.”

Mr. Livingston continued, “I am also pleased to announce the appointments of Jeff Niew and John Hartner as President of their respective segments. Jeff and John have distinguished themselves at Dover for their ability to implement competitive strategies on a global scale. During their tenure, they have played important roles in launching new products with innovative technology, while managing costs and focusing on customer service. Jeff’s and John’s promotions are coincident with the upcoming retirement of Dave Van Loan and the new responsibilities of Ray Hoglund. On behalf of everyone at Dover, I want to thank Dave and Ray for their many years of leadership and service as Segment Presidents.”

The realignment will be reflected in Dover’s full-year 2011 financial results. Going forward, Dover will provide customary segment data, including revenue and bookings data, as well as market commentary, on the new segment basis.

The company will discuss this announcement further during its previously announced annual Investor Meeting on Monday, December 5, 2011 in New York. The meeting will begin at 1:00 pm ET and will be available to all interested parties via webcast. The speakers' presentations can be accessed on the Investor Relations section of the Company's website at http://www.dovercorporation.com. The presentations will also be archived on the website and will be available starting on December 6, 2011 at 12:00 pm ET.

About Jeffrey Niew
Mr. Niew, 45, joined Dover as part of the Knowles acquisition in 2005. At Dover, he has been instrumental in overseeing Knowles’ significant growth through the mass commercialization of MEMS microphones. Mr. Niew also led Dover’s acquisition of Sound Solutions, the largest acquisition in the company’s history, which was completed on July 5, 2011. Mr. Niew has been an integral part of the Knowles organization since 2000. He previously held leadership roles at Hewlett Packard.

About John Hartner
Mr. Hartner, 48, joined Dover in 2000. Prior to serving as the Executive Vice President of Engineered Systems, Mr. Hartner held the position of Executive Vice President at Electronic Technologies. Before that, he served as the President of DEK International. John was instrumental in broadening the business scope of Electronic Technologies including DEK’s emergence in the solar energy business. Before joining Dover, he held leadership roles at Rockwell Automation and FMC Technologies.

Details of New Segment Structure

Summarized below is information on the realignment of Dover’s business units within its new segment structure:

Dover Engineered Systems	Dover Communication Technologies
(“DES”)	(“DCT”)

Fluid Solutions	Ceramic & Microwave Products
HydroSystems	Colder
Pump Solutions Group	Knowles
SWEP	Sargent
Vectron
Refrigeration & Industrial
Belvac	Dover Energy
De-Sta-Co	(“DE”)
Environmental Solutions Group
Heil Trailer International	Cook Compression
Hill Phoenix	Norris Production Solutions
PDQ	OPW Fluid Transfer
Performance Motorsports	OPW Fueling Components
Texas Hydraulics	Quartzdyne
Tipper Tie	Tulsa Winch Group
Unified Brands	US Synthetic
Vehicle Service Group	Waukesha Bearings
Warn
Dover Printing & Identification
(“DPI”)

Datamax O’Neil
DEK
Everett Charles Technologies
Markem Imaje
OK International

About Dover:
Dover Corporation is a multi-billion dollar diversified global manufacturer. For over 50 years, Dover has been providing its customers with outstanding products and services in industrial technology that reflect the company’s commitment to operational excellence, innovation and market leadership. The company focuses on innovative equipment and components, specialty systems and support services through its four major operating segments: Communication Technologies, Energy, Engineered Systems and Printing & Identification. Dover employs over 34,000 people worldwide. The company is headquartered in Downers Grove, Illinois. Additional information is available at www.dovercorporation.com.

Non-GAAP Information:
The following Investor Supplement tables contain historical financial information presented under Dover’s new segment structure, as discussed within this release. These segment level disclosures are considered “Non-GAAP” financial information until such time that the new segment reporting structure is included within a periodic filing with the Securities and Exchange Commission. Management believes this non-GAAP financial information is useful to investors to better understand historical trends under the revised segment structure, which the company will be reporting under in its Form 10-K for the year ending December 31, 2011.

Dover Corporation makes information available to the public, orally and in writing, which may use "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that concern future events and the performance of Dover Corporation. Dover Corporation refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of risks and uncertainties that could cause its actual results to differ materially from its current expectations and from the forward-looking statements contained in this press release. Dover Corporation undertakes no obligation to update any forward-looking statement.

INVESTOR SUPPLEMENT

DOVER CORPORATION
Revenue, Earnings & Other Data by Segment
(unaudited, non-GAAP) (in thousands)

	For the Years Ended December 31,
	2010	2009	2008
REVENUE
Communication Technologies	$1,076,012	$916,031	$1,025,037
Energy	1,303,506	998,272	1,441,859
Engineered Systems	2,966,684	2,498,203	3,120,483
Printing & Identification	1,476,830	1,133,499	1,560,683
Intra-segment eliminations	(8,569)	(5,943)	(11,206)
Total consolidated revenue	$6,814,463	$5,540,062	$7,136,856

EARNINGS FROM CONTINUING OPERATIONS
Segment Earnings:
Communication Technologies	$205,215	$142,541	$152,369
Energy	316,113	211,962	339,724
Engineered Systems	398,262	302,908	438,063
Printing & Identification	237,368	78,026	214,810
Total segments	1,156,958	735,437	1,144,966
Corporate expense / other (1)	135,714	117,995	115,195
Net interest expense	106,341	100,379	96,045
Earnings from continuing operations before provision for income taxes and discontinued operations (2)	914,903	517,063	933,726
Provision for taxes	213,696	129,668	249,011
Earnings from continuing operations - total consolidated	$701,207	$387,395	$684,715

OPERATING MARGINS
Segments:
Communication Technologies	19.1%	15.6%	14.9%
Energy	24.3%	21.2%	23.6%
Engineered Systems	13.4%	12.1%	14.0%
Printing & Identification	16.1%	6.9%	13.8%
Total segments	17.0%	13.3%	16.0%
Earnings from continuing operations	13.4%	9.3%	13.1%

DEPRECIATION and AMORTIZATION (Continuing)
Communication Technologies	$72,262	$69,393	$67,882
Energy	48,842	40,350	35,900
Engineered Systems	74,804	71,125	72,151
Printing & Identification	46,302	51,533	60,496
Corporate	2,037	1,097	1,027
Consolidated total	$244,247	$233,498	$237,456

CAPITAL EXPENDITURES (Continuing)
Communication Technologies	$41,222	$25,339	$38,797
Energy	48,916	31,662	59,673
Engineered Systems	59,600	38,990	51,210
Printing & Identification	15,623	16,989	19,658
Corporate	11,607	1,370	207
Consolidated total	$176,968	$114,350	$169,545

	2010	2009	2008
TOTAL ASSETS AT DECEMBER 31
Communication Technologies	$1,542,316	$1,530,079	$1,592,590
Energy	1,011,368	831,597	796,307
Engineered Systems	2,212,310	2,129,116	2,137,604
Printing & Identification	1,841,400	1,770,365	1,824,056
Corporate (principally cash and equivalents and marketable securities)	1,448,211	1,053,496	962,439
Total continuing assets	8,055,605	7,314,653	7,312,996
Assets from discontinued operations	507,289	567,750	570,242
Consolidated total	$8,562,894	$7,882,403	$7,883,238

(1) Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include non-service pension costs, non-operating insurance expenses, and various administrative expenses relating to the corporate headquarters.

(2) Reflects impact of the discontinuance of Paladin Brands and Crenlo LLC which were sold in the third quarter of 2011.

DOVER CORPORATION
Quarterly Segment Information
(unaudited, non-GAAP) (in thousands)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2010

REVENUE
Communication Technologies	$269,582	$288,843	$405,357	$963,782	$246,531	$269,107	$280,031	$280,343	$1,076,012

Energy	425,424	454,327	510,608	1,390,359	296,792	319,305	326,149	361,261	1,303,507

Engineered Systems
Fluids	163,196	178,031	173,804	515,031	134,542	139,218	150,302	143,852	567,914
Refrigeration & Industrial	615,378	706,454	716,800	2,038,632	524,060	623,289	666,773	586,094	2,400,216
Eliminations	(403)	(444)	(593)	(1,440)	(287)	(387)	(384)	(388)	(1,446)
	778,171	884,041	890,011	2,552,223	658,315	762,120	816,691	729,558	2,966,684

Printing & Identification	394,627	429,497	400,515	1,224,639	316,472	356,732	381,636	421,990	1,476,830

Intra-segment eliminations	(2,762)	(2,851)	(3,103)	(8,716)	(1,613)	(2,169)	(2,349)	(2,439)	(8,570)

Total consolidated revenue	$1,865,042	$2,053,857	$2,203,388	$6,122,287	$1,516,497	$1,705,095	$1,802,158	$1,790,713	$6,814,463

NET EARNINGS
Segment Earnings:
Communication Technologies	$47,325	$54,527	$53,433	$155,285	$46,125	$52,593	$55,852	$50,645	$205,215
Energy	93,051	110,447	125,268	328,766	68,277	81,552	78,959	87,325	316,113
Engineered Systems	103,190	134,668	133,387	371,245	82,918	110,068	120,352	84,924	398,262
Printing & Identification	54,637	67,967	59,447	182,051	42,043	54,759	62,471	78,095	237,368
Total segments	298,203	367,609	371,535	1,037,347	239,363	298,972	317,634	300,989	1,156,958
Corporate expense / other	36,100	35,378	34,086	105,564	33,325	32,443	34,553	35,393	135,714
Net interest expense	28,286	28,134	30,048	86,468	27,169	26,942	26,335	25,895	106,341
Earnings from continuing operations before provision for income taxes	233,817	304,097	307,401	845,315	178,869	239,587	256,746	239,701	914,903
Provision for income taxes	55,707	60,788	78,824	195,319	55,310	70,042	37,437	50,907	213,696
Earnings from continuing operations	178,110	243,309	228,577	649,996	123,559	169,545	219,309	188,794	701,207
Earnings (loss) from discontinued operations, net	16,795	6,460	(56,297)	(33,042)	(15,432)	325	4,450	9,554	(1,103)
Net earnings	$194,905	$249,769	$172,280	$616,954	$108,127	$169,870	$223,759	$198,348	$700,104

SEGMENT OPERATING MARGIN
Communication Technologies	17.6%	18.9%	13.2%	16.1%	18.7%	19.5%	19.9%	18.1%	19.1%
Energy	21.9%	24.3%	24.5%	23.6%	23.0%	25.5%	24.2%	24.2%	24.3%
Engineered Systems	13.3%	15.2%	15.0%	14.5%	12.6%	14.4%	14.7%	11.6%	13.4%
Printing & Identification	13.8%	15.8%	14.8%	14.9%	13.3%	15.4%	16.4%	18.5%	16.1%
Total segments	16.0%	17.9%	16.9%	16.9%	15.8%	17.5%	17.6%	16.8%	17.0%

DEPRECIATION AND AMORTIZATION EXPENSE (Continuing)
Communication Technologies	$18,685	$18,533	$34,360	$71,578	$17,345	$17,494	$18,081	$19,342	$72,262
Energy	18,573	18,765	19,399	56,737	11,511	12,349	11,942	13,040	48,842
Engineered Systems	18,989	19,412	18,883	57,284	18,754	18,342	19,000	18,708	74,804
Printing & Identification	11,372	11,685	11,548	34,605	11,857	11,556	11,322	11,567	46,302
Corporate	586	626	636	1,848	369	336	658	674	2,037
Consolidated total	$68,205	$69,021	$84,826	$222,052	$59,836	$60,077	$61,003	$63,331	$244,247

DOVER CORPORATION
Quarterly Segment Information
(unaudited, non-GAAP) (in thousands)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2010

BOOKINGS
Communication Technologies	$274,611	$309,734	$410,616	$994,961	$257,767	$304,026	$278,686	$287,786	$1,128,265

Energy	495,125	472,543	498,212	1,465,880	300,441	326,217	326,080	366,277	1,319,015

Engineered Systems
Fluids	173,626	175,539	174,772	523,937	136,459	147,215	145,823	144,389	573,886
Refrigeration & Industrial	765,836	757,547	657,030	2,180,413	630,690	654,448	581,020	637,156	2,503,314
Eliminations	(727)	(856)	146	(1,437)	(484)	(614)	(622)	(615)	(2,335)
	938,735	932,230	831,948	2,702,913	766,665	801,049	726,221	780,930	3,074,865

Printing & Identification	438,526	386,259	384,085	1,208,870	370,598	404,088	399,788	398,570	1,573,044

Intra-segment eliminations	(2,736)	(3,370)	(2,453)	(8,559)	(1,641)	(2,317)	(2,395)	(2,687)	(9,040)

Total consolidated bookings	$2,144,261	$2,097,396	$2,122,408	$6,364,065	$1,693,830	$1,833,063	$1,728,380	$1,830,876	$7,086,149

BACKLOG
Communication Technologies	$410,843	$431,558	$483,512		$347,980	$381,828	$396,581	$404,374

Energy	240,198	255,889	243,401		123,456	128,058	136,374	152,183

Engineered Systems
Fluids	57,357	54,945	55,230		42,882	50,346	46,556	47,123
Refrigeration & Industrial	684,707	735,582	670,034		535,864	565,294	483,488	535,443
Eliminations	(333)	(504)	(94)		(190)	(314)	(262)	(297)
	741,731	790,023	725,170		578,556	615,326	529,782	582,269

Printing & Identification	262,629	220,619	197,792		166,439	209,178	235,360	213,589

Intra-segment eliminations	(705)	(1,177)	(891)		(361)	(570)	(482)	(728)

Total consolidated backlog	$1,654,696	$1,696,912	$1,648,984		$1,216,070	$1,333,820	$1,297,615	$1,351,687

DOVER CORPORATION
Quarterly Earnings per Share
(unaudited) (in thousands, except per share figures)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2010

Basic earnings (loss) per common share:
Continuing operations	$0.95	$1.31	$1.23	$3.49	$0.66	$0.91	$1.17	$1.01	$3.75
Discontinued operations	0.09	0.03	(0.30)	(0.18)	(0.08)	-	0.02	0.05	(0.01)
Net earnings	1.04	1.34	0.93	3.31	0.58	0.91	1.20	1.06	3.75

Diluted earnings (loss) per common share:
Continuing operations	$0.94	$1.28	$1.21	$3.43	$0.66	$0.90	$1.16	$0.99	$3.71
Discontinued operations	0.09	0.03	(0.30)	(0.17)	(0.08)	-	0.02	0.05	(0.01)
Net earnings	1.03	1.32	0.91	3.26	0.58	0.90	1.19	1.04	3.70

Adjusted diluted earnings per common share (calculated below):
Continuing operations	$0.90	$1.16	$1.20	$3.26	$0.66	$0.90	$0.96	$0.92	$3.44

Net earnings (loss) and average shares used in calculated earnings (loss) per share amounts are as follows:

Net earnings (loss):
Continuing operations	$178,110	$243,309	$228,577	$649,996	$123,559	$169,545	$219,309	$188,794	$701,207
Discontinued operations	16,795	6,460	(56,297)	(33,042)	(15,432)	325	4,450	9,554	(1,103)
Net earnings	194,905	249,769	172,280	616,954	108,127	169,870	223,759	198,348	700,104

Average shares outstanding:
Basic	186,659	186,443	185,770	186,246	187,093	186,823	186,721	186,923	186,897
Diluted	190,090	189,705	188,436	189,420	187,886	188,720	188,565	189,863	189,170

NOTE:
Earnings from continuing operations are adjusted by discrete and other tax items to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2010
Adjusted earnings from continuing operations:
Earnings from continuing operations	$178,110	$243,309	$228,577	$649,996	$123,559	$169,545	$219,309	$188,794	$701,207
Gains from discrete and other tax items	8,016	22,338	2,390	32,744	-	-	36,956	13,296	50,252
Adjusted earnings from continuing operations	$170,094	$220,971	$226,187	$617,252	$123,559	$169,545	$182,353	$175,498	$650,955

Adjusted diluted earnings per common share:
Earnings from continuing operations	$0.94	$1.28	$1.21	$3.43	$0.66	$0.90	$1.16	$0.99	$3.71
Gains from discrete and other tax items	0.04	0.12	0.01	0.17	-	-	0.20	0.07	0.27
Adjusted earnings from continuing operations	$0.90	$1.16	$1.20	$3.26	$0.66	$0.90	$0.96	$0.92	$3.44